Execution Copy

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”)is made as of the 4 day of August 2003, by and among Scopus Network Technologies Ltd., an Israeli company (the “Company”)and the individuals and entities identified in Schedule 1 attached hereto (collectively, the “Shareholders”),

WITNESSETH:

WHEREAS, certain of the Shareholders are the holders of issued and outstanding Series A Preferred Shares of the Company, nominal value NIS 0.50 (the “Preferred A Shares”);and

WHEREAS, certain of the Shareholders are the holders of issued and outstanding Series B Preferred Shares of the Company, nominal value NIS 0.50 (the “Preferred B Shares”which together with the Preferred A shares are referred to herein as the “Preferred Shares”);and

WHEREAS, certain of the Shareholders are the holders of issued and outstanding Ordinary Shares of the Company, nominal value NIS 0.50 each (the “Ordinary Shares”);and

WHEREAS, the Shareholders and the Company desire to set forth certain matters regarding the ownership of the shares of the Company;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions.

As used in this Agreement, the following terms have the following meanings:

1.1.	“Commission” or “SEC” means the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

1.2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.3.
“Existing Shareholders” means Koor Corporate Venture Capital L.P. and Koor Holdings Ltd. (collectively, “Koor”) and Sadot Research and Development Fund Ltd. (“Sadot”)and their Permitted Transferees, as defined in the Articles of Association of the Company.

1.4.
“Form S-3” means Form S-3 or Form F-3 under the Securities Act, as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.5.
“Holder” means any holder of outstanding Registrable Securities or shares convertible into Registrable Securities, who acquired such Registrable Securities or shares convertible into Registrable Securities in a transaction or series of transactions not involving any registered public offering.

Scopus -Registration Rights Agreement -August 4, 2003

1.6.
“Initiating Holders” means Holders holding more than a majority of the Registrable Securities, assuming for purposes of such determination the conversion of all shares convertible into Registrable Securities.

1.7.	“IPO”means an initial underwritten public offering by the Company of its securities.

1.8.	“Ordinary Shares”means Ordinary Shares of the Company, par value NIS 0.50 each.

1.9.	“Preferred A Shares” means Series A Preferred Convertible Shares of the Company, par value NIS 0.50 each.

1.10.	“Preferred B Shares” means Series B Preferred Convertible Shares of the Company, par value NIS 0.50 each.

1.11.	“Preferred Shares”means the Preferred A Shares and the Preferred B Shares.

1.12.
“Register,”  “registered” and “registration” refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement, or the equivalent actions under the laws of another jurisdiction.

1.13.
“Registrable Securities” means all of the following to the extent the same have not been sold to the public: (i) any and all Ordinary Shares of the Company issuable upon conversion of the Preferred Shares including without limitation any shares that the holders of the Preferred Shares (the “Preferred Holders”) may hereafter purchase pursuant to their preemptive rights, rights of first refusal or otherwise and all Ordinary Shares issued on conversion or exercise of other securities purchased or granted to the Preferred Holders by virtue of the Preferred Shares; and (ii) any and all Ordinary Shares held by the Existing Shareholders on the date of January 15, 2001; and (iii) shares issued in respect of shares referred to in (i) or (ii) above in any reorganization; and (iv) shares issued in respect of the shares referred to in (i), (ii) or (iii) as a result of a share split, share dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) the registration rights associated with such securities have been terminated pursuant to this Agreement.

1.14.
“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, or a government or any agency or political subdivision thereof.

2.	Incidental Registration.

2.1.
If the Company at any time or from time to time proposes to register any of its securities, including at the IPO, other than in a demand registration under Section 3 of this Agreement, it shall give notice to the Holders of such intention. Upon the written request of any Holder given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the shares indicated in such request, so as to permit the disposition of the shares so registered.

Scopus -Registration Rights Agreement -August 4, 2003

2.2.
Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, shares held by the Holders, pro rata to the respective total number of shares held by each of the Holders; provided however, that the Preferred Holders shall have preference over all other shareholders of the Company (including the Existing Shareholders) to register and to sell up to 80% (eighty percent) of the shares to be registered within such registration.

2.3.	The Holders shall be entitled to participate in an unlimited number of registrations under this Section 2.

3.	Demand Registration.

3.1.
At any time beginning six (6) months following the IPO, the Initiating Holders may request in writing that all or part of their Registrable Securities shall be registered for trading on any securities exchange on which the Company’s shares are otherwise traded, if at all. Within twenty (20) days after receipt of any such request, the Company shall give written notice of such request to the other Holders and shall include in such registration all Registrable Securities held by all such Holders who wish to participate in such demand registration and provide the Company with written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice. Thereupon, the Company shall effect the registration of all Registrable Securities as to which it has received requests for registration for trading on the securities exchange specified in the request for registration. Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first, shares other than Registrable Securities and other than shares to be issued by the Company, on a pro rata basis, second, shares which the Company may wish to register for its own account, and third, to the extent necessary, Registrable Securities (pro rata to the number of such shares sought to be included by each Holder in the offering), provided, however, that the Preferred Holders shall have preference over all other shareholders of the Company (including the Existing Shareholders) to register and to sell up to 80% (eighty percent) of the shares to be registered within such registration and further provided that in any event all Registrable Securities shall be included in such registration prior to any other shares of the Company.

3.2.	The Company shall not be required to effect more than two (2) registrations at the request of the Initiating Holders under this Section 3.

3.3.
In the event that an exclusion of Registrable Securities is required, the majority of the Initiating Holders shall be entitled to elect that all Registrable Securities will be withdrawn from the registration, by written notice to the Company and the underwriter, in which case such registration shall not be counted under Section 3.2.

Scopus -Registration Rights Agreement -August 4, 2003

4.	Form S-3.

If the Company becomes eligible to use Form S-3, the Company shall use its best efforts to continue to qualify at all times for registration on such form. If and when the Company becomes entitled to use Form S-3, Holders who wish to register shares having a reasonable anticipated aggregate selling price of at least $750,000, shall have the right to request and have effected an unlimited number of registrations on such form. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders. The Company shall give notice to the other Holders of the receipt of a request for registration pursuant to this Section 4 and shall provide a reasonable opportunity for such Holders to participate in the registration.

4.2.
Subject to the foregoing, the Company will effect the registration of all Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. If the Company shall furnish Holders requesting a registration pursuant to this Section 4 a certificate signed by the Company’s Chief Executive Officer and Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the requesting Holders, provided that such a right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

4.3.
Notwithstanding any other provision of this Section 4, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first, shares other than Registrable Securities and other than shares to be issued by the Company, on a pro rata basis, second, shares which the Company may wish to register for its own account, and third, to the extent necessary, Registrable Securities (pro rata to the number of such shares sought to be included by each Holder in the offering), provided, however, that the Preferred Holders shall have preference over all other shareholders of the Company (including the Existing Shareholders) to register and to sell up to 80% (eighty percent) of the shares to be registered within such registration and further provided that that in any event all Registrable Securities shall be included in such registration prior to any other shares of the Company.

4.4.	The Holders shall be entitled to participate in an unlimited number of registrations under this Section 4.

5.	Designation of Underwriter.

5.1.
In the case of any registration effected pursuant to Sections 3 and 4, (i) the majority of the Holders participating therein shall have the right to designate the managing underwriter(s) in any underwritten offering, who shall be a prominent and reputable underwriter, with the approval of the Company, which may not be unreasonably withheld, and (ii) the Company and all Holders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

Scopus -Registration Rights Agreement -August 4, 2003

5.2.
In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter(s) in any underwritten offering, and any Holders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

6.	Registration Expenses.

In the event of a registration described in Sections 2, 3, and 4, all reasonable expenses of registration and offering of the Holders participating in the offering including, but not limited to, printing expenses, filing and qualifications costs, fees and disbursements of counsel for the Holders, and independent public accountants, fees and expenses (including counsel fees incurred in connection with complying with state securities or “blue sky” laws, fees of the NASDAQ and fees of transfer agents and registrars), shall be borne by the Company, except that the Holders shall bear their pro rata underwriting commissions and fees and discounts attributable to their Registrable Securities being registered.

7.	Indemnification.

In the event any shares are included in a registration statement in accordance herewith:

7.1.
To the extent permitted by law, the Company will indemnify and hold harmless each one of the Holders, the partners, officers, directors and shareholders of each one of the Holders, , any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, expenses, claims, damages, or liabilities to which they become subject under the Securities Act, the Exchange Act or other United States federal or state laws, insofar as such losses, expenses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):(i) any untrue statement of a material fact contained in such registration statement, final prospectus or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any Federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law, or any rule or regulation thereunder; and the Company will reimburse each such Holder, partner, officer, director, shareholder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7.1, shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to each such Holder, partner, officer, director, shareholder, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by any such Holder, partner, officer, director, shareholder, underwriter or controlling person.

Scopus -Registration Rights Agreement -August 4, 2003

7.2.
To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, and any Holder selling securities in such registration statement or any directors or officers or any persons controlling such parties, against any losses, claims, expenses, damages (including any amounts paid in any settlement effected with the consent of all of the selling shareholders), or liabilities to which any of the forgoing persons become subject under the Securities Act, the Exchange Act or other United States federal or state securities law, insofar as such losses, expenses, claims, damages, liabilities (or actions in respect thereto) arise out of or are based upon any Violation (including any alleged Violation) in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any persons intended to be indemnified pursuant to this Section 7.2 for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the relevant indemnifying Holder(s), which consent shall not be unreasonably withheld; and further provided, that in no event shall any indemnity by any Holder under this Section 7.2 exceed the gross proceeds from the offering received by such Holder; and provided further, that this indemnity shall not relieve any underwriter any of its due diligence obligations.

7.3.
Promptly after receipt by an indemnified party under this Section 7.3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party in writing within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnifying party under this Section 7, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

Scopus -Registration Rights Agreement -August 4, 2003

7.4.
If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the reasonable amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

7.5.
Notwithstanding the foregoing, to the extent that the provisions relating to indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

7.6.	The obligations of the Company and the Holders under this Section 7 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement.

8.	Obligations of the Company.

Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

8.1.1.
prepare and file with the SEC a registration statement with respect to such Registrable Securities and shall use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to nine (9) months or, if sooner, until the distribution contemplated in the registration statement has been completed.

8.1.2.
prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

8.1.3.
furnish to the Holders, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

Scopus -Registration Rights Agreement -August 4, 2003

8.1.4.
use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

8.1.5.
in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder, participating in such underwriting shall also enter into and perform its obligations under such an agreement.

8.1.6.
notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

8.1.7.	cause all Registrable Securities registered pursuant thereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

8.1.8.
provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

8.1.9.
furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the Holder and to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder and to the underwriters, if any.

Scopus -Registration Rights Agreement -August 4, 2003

9.	Rule 144 Reporting.

With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (for purposes hereof, collectively, “Rule 144”),the Company agrees to:

9.1.	use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the IPO;

9.2.	use its best efforts to file with the SEC in a timely manner all reports and other documents required by the Company under the Securities Act and the Exchange Act; and

9.3.
furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the foregoing subsections 9.1 and 9.2, and with any other reporting requirements of the 1934 Act which may apply; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration or pursuant to such form.

10.	Assignment of Registration Rights.

Any of the Holders may assign its rights to cause the Company to register shares pursuant to this Agreement to a transferee or transferees of all or any part of its Registrable Securities, and such transferor shall use its best efforts to furnish the Company within twenty (20) days after such transfer with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned, and the transferee’s written agreement to be bound by this Agreement.

11.	Subsequent Grants of Rights.

The Company shall not grant registration rights that are more favorable than the registration rights granted herein, to any shareholder of the Company (excluding the rights granted to the Holders herein), unless such grant of registration rights was approved in accordance with the provisions of Section 16.2 below relating to amendment termination or waiver of any term of this Agreement.

Scopus -Registration Rights Agreement -August 4, 2003

12.	Lock-Up.

In any registration of the Company’s shares, the Holders agree that any sales of shares held by them may be subject to a “lock-up” period restricting such sales for up to six (6) months following the IPO or 3 months for any other registration and the Holders will agree to abide by such customary “lock-up” period within the foregoing time limits as is required by the underwriter in such registration and to execute such customary form of “lock-up” agreement as may be requested by the underwriter, provided that all directors and officers of the Company also agree to be abide by such “lock up”. Any discretionary release from the lock-up shall be allocated to the holders of Registrable Securities on a pro-rata basis.

13.	Registrations outside the US.

The provisions of this Agreement shall also apply in connection with any registration, listing or public offering of the Company’s securities outside of the U.S., mutatis mutandis.

14.	Governing Law and Jurisdiction; Remedies.

14.1.	This Agreement shall be governed by and interpreted in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law.

14.2.
In the event of any controversy or claim arising under, out of, or in connection with this Agreement, its validity, its interpretation, its execution or any breach or claimed breach thereof (a “Claim”),the Company and the Holders undertake to attempt to amicably resolve the Claim internally. In the event such attempt does not succeed within 30 days, as determined by the Company or any of the Holders, the Company or any of the Holders shall be entitled to exercise any available remedy under law.

14.3.
Any Claim shall be settled by a single arbitrator, selected by mutual consent and, failing such consent, the arbitrator shall be Yigal Arnon, Adv., and if he shall not accept the appointment, Ram Caspi, Adv., and if he shall not accept the appointment, Ya’akov Ne’eman, Adv. (the “Arbitrator”). The Arbitrator shall confirm that he is not related to a party to the Claim. The arbitration shall take place in Tel Aviv, Israel, in the Hebrew language. The Arbitrator shall be exempt from the civil procedure rules and the rules of evidence, but shall be bound by substantive law and by the duty of citing grounds for his ruling, and he shall have to hand down his decision with respect to the dispute within ninety (90) days of the date on which the dispute was submitted to him. The Arbitrator shall be authorized to issue injunctions and interim orders. The execution of this Agreement by the parties shall be deemed the execution of an arbitration agreement as required by the Israeli Arbitration Law, 5728-1968.

14.4.
In the event that none of the aforesaid persons shall accept the appointment as Arbitrator, the competent courts in Tel Aviv shall have sole and exclusive jurisdiction over any dispute between the parties, as set forth above.

14.5.
In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the other parties may proceed to protect and enforce their rights either by suit in equity, including an action for specific performance, injunctive relief and other forms of equitable relief (without posting any bond and without proving that damages would be inadequate) of any such covenant or agreement contained in this Agreement. All remedies hereunder shall be cumulative and the election of any one remedy shall not preclude any other remedy.

Scopus -Registration Rights Agreement -August 4, 2003

15.
Notices. Any notice, declaration or other communication required or authorized to be given by any party under this Agreement to any other party shall be in writing and shall be personally delivered, sent by facsimile transmission (with telephone confirmation) or dispatched by courier addressed to the other party at the address stated below or such other address as shall be specified by the parties hereto by notice in accordance with the provisions of this Section. Any notice shall operate and be deemed to have been served, if personally delivered or sent by fax on the next following business day, and if by courier, on the fifth following business day:

15.1.	The Company’s address for the purposes of this Section 15 shall be the address set forth in the preamble hereto, with a copy to:

Zysman, Aharoni, Gayer & Co. Advocates
52A Hayarkon St., Tel Aviv
63432, Israel
Fax: +972-3-7955550
Attn: Shy Baranov, Adv.

15.2.	The Holders’ addresses for the purposes of this Section 11 shall be the addresses set forth in Schedule 1 hereto, with a copy to:

Danziger, Klagsbald, Rosen & Co.
28 Bezalel Street
Ramat Gan 52521, Israel
Fax: 972+3-611-0707
Attn: Joeri Kreisberg, Adv.

16.	Miscellaneous.

16.1.
This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes any previous agreement among the parties with respect to such subject matter, including without limitation, Exhibit 12 to that certain Shareholders Agreement, dated January 15, 2001.

16.2.
Any term of this Agreement may be amended, terminated or waived only with the consent of the holders of a majority of 75% (seventy five percent) of the Preferred Shares (for purposes of this sub-clause 16.2, and only for purposes hereof, the term “Preferred Shares” shall also include the holdings of Koor and Sadot (and their Permitted Transferees), so that Koor and Sadot shall be considered as part of the holders of Preferred Shares), and the Company and evidenced by a document in writing specifically referring to this Agreement.

16.3.
The failure or delay of either party hereto at any time or times to require performance of any provisions hereof shall in no manner affect this right at a later time. No waiver by any party hereto of a breach of any term contained in this Agreement, in any one or more instance, shall be deemed or construed as a further or continuing waiver of any such breach or a waiver of a breach of any other form.

Scopus -Registration Rights Agreement -August 4, 2003

16.4.
The rights and duties of each Holder as set forth herein may be freely assigned, in whole or in part, by such shareholder subject only to any limitations applying to the transfer of shares by such shareholder, as set forth herein or in the Articles of Association of the Company.

16.5.
If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

16.6.
For purposes of computing any minimum shareholding required for any purposes under this Agreement, each Preferred Holder and its Permitted Transferees (as such term is defined in the Articles of Association of the Company) shall be entitled to aggregate their holdings in order to be considered one shareholder.

16.7.
Each of the parties shall take such actions, including the execution and delivery of further instruments and voting its shares in the Company, as may be necessary to give full effect to the provisions hereof and to the intent of the parties hereto.

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Scopus -Registration Rights Agreement -August 4, 2003

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IN WITNESS WHEREOF the parties have signed this Registration Rights Agreement as of the date first hereinabove set forth.

Scopus Networks Technologies Ltd.

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III (Israeli Sub) LP

By: ____________________

Title: ____________________

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III (Israeli Investors) LP

By: ____________________

Title: ____________________

Pitango Principals Fund III (Israel) LP

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By: ____________________

Title: ____________________

Vertex Israel II (A) Fund L.P.

By: ____________________

Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________

Title: ____________________

Vertex Israel II (B) Fund L.P.

By: ____________________

Title: ____________________

Scopus – Registration Rights Agreement – August 4, 2003

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IN WITNESS WHEREOF the parties have signed this Registration Rights Agreement as of the date first hereinabove set forth.

Scopus Networks Technologies Ltd.

By: David Mahlab

Title: PRESIDENT & CEO

Pitango Venture Capital Fund III (Israeli Sub) LP

By: ________________

Title: ________________

By: ________________

Title: ________________

Pitango Venture Capital Fund III (Israeli Investors) LP

By: ________________

Title: ________________

Pitango Principals Fund III (Israel) LP

By: ________________

Title: ________________

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By: ________________

Title: ________________

Vertex Israel II (A) Fund L.P.

By: ________________

Title: ________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ________________

Title: ________________

Vertex Israel II (B) Fund L.P.

By: ________________

Title: ________________

Scopus – Registration Rights Agreement – August 4, 2003

- 13 -

IN WITNESS WHEREOF the parties have signed this Registration Rights Agreement as of the date first hereinabove set forth.

Scopus Networks Technologies Ltd.

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III (Israeli Sub) LP

By: ____________________

Title: ____________________

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III (Israeli Investors) LP

By: ____________________

Title: ____________________

Pitango Principals Fund III (Israel) LP

By: ____________________

Title: ____________________

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By: ____________________

Title: ____________________

Vertex Israel II (A) Fund L.P.

By: ____________________

Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________

Title: ____________________

Vertex Israel II (B) Fund L.P.

By: ____________________

Title: ____________________

Scopus – Registration Rights Agreement – August 4, 2003

IN WITNESS WHEREOF the parties have signed this Registration Rights Agreement as of the date first hereinabove set forth.

Scopus Networks Technologies Ltd.

By: ______________________

Title: ______________________

Pitango Venture Capital Fund III (Israeli Sub) LP

By: ______________________

Title: ______________________

By: ______________________

Title: ______________________

Pitango Venture Capital Fund III (Israeli Investors) LP

By: ______________________

Title: ______________________

Pitango Principals Fund III (Israel) LP

By: ______________________

Title: ______________________

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By: ______________________

Title: ______________________

Vertex Israel II (A) Fund L.P.

By: ______________________

Title: ______________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ______________________

Title: ______________________

Vertex Israel II (B) Fund L.P.

By: ______________________

Title: ______________________

Scopus – Registration Rights Agreement – August 4, 2003

x Vertex Israel II Discount Fund L.P.

By: [signature]
Title: ______________

x Vertex Israel II (C.I.) Fund L.P.

By: [signature]
Title: ______________

Formula Ventures Israel II L.P.

By: ______________
Title: ______________

Formula Venture II L.P.

By: ______________
Title: ______________

Formula Ventures II (A.I.) L.P.

By: ______________
Title: ______________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ______________
Title: ______________

Yossi Vardi

Catalyst Investments L.P.

By: ______________
Title: ______________

Genesis Partners II L.D.C.

By: ______________
Title: ______________

Genesis Partners II (Israel) L.P

By: ______________
Title: ______________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ______________
Title: ______________

Scopus – Registration Rights Agreement – August 4, 2003

Monday 04 August 2003 16:02
4. 4. AUG. 2003 15:48 972 3 6074778 FORMULA SYSTEMS
NO. 330 P. 4/9
p.04
- 14 -

Vertex Israel II Discount Fund L.P.

By: ______________
Title: ______________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ______________
Title: ______________

Formula Ventures Israel II L.P.

By: ______________
Title: ______________

Formula Venture II L.P.

By: ______________
Title: ______________

Formula Ventures II (A.I.) L.P.

By: ______________
Title: ______________

Shrem, Fudim, Kelner Trust Co, Ltd

By: ______________
Title: ______________

Yossi Vardi

Catalyst Investments L.P.

By: ______________
Title: ______________

Genesis Partners II LDC

By: ______________
Title: ______________

Genesis Partners II (Israel) L.P

By: ______________
Title: ______________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ______________
Title: ______________

Scopus – Registration Rights Agreement – August 4, 2003

- 14 -

Vertex Israel II Discount Fund L.P.

By: ____________________
Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________
Title: ____________________

Formula Ventures Israel II L.P.

By: ____________________
Title: ____________________

Formula Venture II L.P.

By: ____________________
Title: ____________________

Formula Ventures II (A.I.) L.P.

By: ____________________
Title: ____________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ____________________
Title: ____________________

Yossi Vardi

Catalyst Investments L.P.

By: ____________________
Title: ____________________

Genesis Partners II L.D.C.

By: ____________________
Title: ____________________

Genesis Partners II (Israel) L.P

By: ____________________
Title: ____________________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ____________________
Title: ____________________

Scopus – Registration Rights Agreement – August 4, 2003

4.AUG.2003 19:46 ZYSMAN AHARONI GAYER 97237955510 NO.737 P.4/7

- 14 -

Vertex Israel II Discount Fund L.P.

By: ____________________
Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________
Title: ____________________

Formula Ventures Israel II L.P.

By: ____________________
Title: ____________________

Formula Venture II L.P.

By: ____________________
Title: ____________________

Formula Ventures II (A.I.) L.P.

By: ____________________
Title: ____________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ____________________
Title: ____________________

Yossi Vardi

Joseph Vardi

Catalyst Investments L.P.

By: ____________________
Title: ____________________

Genesis Partners II L.D.C.

By: ____________________
Title: ____________________

Genesis Partners II (Israel) L.P

By: ____________________
Title: ____________________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ____________________
Title: ____________________

Scopus – Registration Rights Agreement – August 4, 2003

- 14 -

Vertex Israel II Discount Fund L.P.

By: ________________
Title: ________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ________________
Title: ________________

Formula Ventures Israel II L.P.

By: ________________
Title: ________________

Formula Venture II L.P.

By: ________________
Title: ________________

Formula Ventures II (A.I.) L.P.

By: ________________
Title: ________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ________________
Title: ________________

Yossi Vardi

Catalyst Investments L.P.

By: [signature]
Title: Catalyst Investments L.P.
in tust for Catalyst Fund L.P.,
Catalyst Fund II L.P.
nd Catalyst Fund III L.P.)
by its general partner
Catalyst Venture Capital Ltd.

Genesis Partners II L.D.C.

By: ________________
Title: ________________

Genesis Partners II (Israel) L.P

By: ________________
Title: ________________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ________________
Title: ________________

Scopus – Registration Rights Agreement – August 4, 2003

17. AUG. 2003 16:54 DANZIGER, KLAGSBALD 972 3 6110701 NO. 7544 P. 6
GENESIS PARTNERS
- 14 -

Vertex Israel II Discount Fund L.P.

By: ____________________
Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________
Title: ____________________

Formula Ventures Israel II L.P.

By: ____________________
Title: ____________________

Formula Venture II L.P.

By: ____________________
Title: ____________________

Formula Ventures II (A.I.) L.P.

By: ____________________
Title: ____________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ____________________
Title: ____________________

Yossi Vardi

Catalyst Investments L.P.

By: ____________________
Title: ____________________

Genesis Partners II L.D.C.

By: Yair Shilam
Title: General Partner

Genesis Partners II (Israel) L.P

By: Yair Shilam
Title: General Partner

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ____________________
Title: ____________________

F:\05xxx\05266-013\RRA\Genesis-Scopus RRA 9e Clean (DKR 4.8.03)

17. AUG. 2003 16:55 DANZIGER, KLAGSBALD 972 3 6110707 NO. 794 P. 9

- 14 -

Vertex Israel II Discount Fund L.P.

By: ________________
Title: ________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ________________
Title: ________________

Formula Ventures Israel II L.P.

By: ________________
Title: ________________

Formula Venture II L.P.

By: ________________
Title: ________________

Formula Ventures II (A.I.) L.P.

By: ________________
Title: ________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ________________
Title: ________________

Yossi Vardi

Catalyst Investments L.P.

By: ________________
Title: ________________

Genesis Partners II L.D.C.

By: ________________
Title: ________________

Genesis Partners II (Israel) L.P

By: ________________
Title: ________________

Zohar Zisapel

Koor Corporate Venture Capital L.P.

By: ________________
Title: ________________

Scopus – Registration Rights Agreement – August 4, 2003

- 14 -

Vertex Israel II Discount Fund L.P.

By: ____________________
Title: ____________________

Vertex Israel II (C.I.) Executive Fund L.P.

By: ____________________
Title: ____________________

Formula Ventures Israel II L.P.

By: ____________________
Title: ____________________

Formula Venture II L.P.

By: ____________________
Title: ____________________

Formula Ventures II (A.I.) L.P.

By: ____________________
Title: ____________________

Shrem, Fudim, Kelner Trust Co. Ltd

By: ____________________
Title: ____________________

Yossi Vardi

By: ____________________
Title: ____________________

Catalyst Investments L.P.

By: ____________________
Title: ____________________

Genesis Partners II L.D.C.

By: ____________________
Title: ____________________

Genesis Partners II (Israel) L.P

By: ____________________
Title: ____________________

Zohar Zisapel

By: ____________________
Title: ____________________

Koor Corporate Venture Capital L.P.

By: [signature] S. HELLER
Title: ____________________

Scopus – Registration Rights Agreement – August 4, 2003

- 15 -

Sadot Research and Development Fund Ltd.

By: Ben Zion Israel

Title: CFO

Koor Holdings Ltd.

By: ____________

Title: ____________

Pitango JP Morgan Fund III (Israel) LP

By: ____________

Title: ____________

David Mahlab

Scopus – Registration Rights Agreement – August 4, 2003

- 15 -

Sadot Research and Development Fund Ltd.

By: __________________

Title: __________________

Pitango JP Morgan Fund III (Israel) LP

By: __________________

Title: __________________

Koor Holdings ~~Ltd~~.

By: S. HELLER

Title: __________________

David Mahlab

By: __________________

Title: __________________

Scopus – Registration Rights Agreement – August 4, 2003

- 15 -

Sadot Research and Development Fund Ltd.

By: ____________________

Title: ____________________

Koor Holdings Ltd.

By: ____________________

Title: ____________________

Pitango JP Morgan Fund III (Israel) LP

By: ____________________

Title: ____________________

David Mahlab

Scopus – Registration Rights Agreement – August 4, 2003

- 20 -

Sadot Research and Development Fund Ltd.

By: ____________________
Title: ____________________

Koor Holdings Ltd.

By: ____________________
Title: ____________________

Pitango JP Morgan Fund III (Israel) LP

By: ____________________
Title: ____________________

David Mahlab

THE TRUST CO. OF UNITED MIZRAHI BANK LTD.
E. ZWEIG, Adv.

Scopus – Registration Rights Agreement – August 4, 2003

- 15 -

Sadot Research and Development Fund Ltd.

By: ____________________

Title: ____________________

Koor Holdings Ltd.

By: ____________________

Title: ____________________

Pitango JP Morgan Fund III (Israel) LP

By: ____________________

Title: ____________________

David Mahlab

Scopus – Registration Rights Agreement – August 4, 2003

Schedule 1

Investor	Address
Koor Holdings	14 Hamelacha Street, Rosh Ha’Ayin 48091, Israel

Koor Corporate Venture Capital L.P.	14 Hamelacha Street, Rosh Ha’Ayin 48091, Israel

Sadot Research and Development Fund Ltd	Moshe Aviv Tower, 7 Jabotinsky St. Ramat Gan 52117, Israel

David Mahlab	10 Ha’amal Street, Rosh Ha’Ayin, Israel

Formula Venture II L.P.	11 Galgalei Ha’Plada St., Hertzliya, 46733

Formula Ventures Israel II L.P.	11 Galgalei Ha’Plada St., Hertzliya, 46733

Formula Ventures II (A.I.) L.P.	11 Galgalei Ha’Plada St., Hertzliya, 46733

Shrem, Fudim, Kelner Trust Co. Ltd	21 Haarbaa St., Tel Aviv 64739

Yossi Vardi	12 Shamir St., Tel Aviv 69693

Catalyst Investments L.P.	3 Daniel Frish St., Tel Aviv 64731

Vertex Israel II (A) Fund L.P.	11 Hashikma St., Savyon 56530

Vertex Israel II (CI) Fund L.P.	11 Hashikma St., Savyon 56530

Vertex Israel II (B) Fund L.P.	11 Hashikma St., Savyon 56530

Vertex Israel II Discount fund L.P.	11 Hashikma St., Savyon 56530

Vertex Israel II (C.I.) Executive Fund L.P.	11 Hashikma St., Savyon 56530

Pitango Venture Capital Fund III (Israeli Sub) LP	11 HaMenofim St. Bldg. B, Herzliya 46725

Pitango Venture Capital Fund III (Israeli Sub) Non-Q LP	11 HaMenofim St. Bldg. B, Herzliya 46725

Pitango Venture Capital Fund III (Israeli Investors) LP	11 HaMenofim St. Bldg. B, Herzliya 46725

Pitango Principals Fund III (Israel) LP	11 HaMenofim St. Bldg. B, Herzliya 46725

Pitango Venture Capital Fund III Trusts 2000 Ltd.	11 HaMenofim St. Bldg. B, Herzliya 46725

Pitango JP Morgan Fund III (Israel) LP	11 HaMenofim St. Bldg. B, Herzliya 46725

Genesis Partners II L.D.C.	11 HaMenofim St. Bldg. B, Herzliya 46725

Genesis Partners II (Israel) L.P.	11 HaMenofim St. Bldg. B, Herzliya 46725

Zohar Zisapel	24 Raul Wallenberg St., Tel Aviv

Scopus -Registration Rights Agreement -August 4, 2003